EXHIBIT 31.3

CERTIFICATION PURSUANT TO 15 U.S.C. SECTION 7241,
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, John P. Van Vlack, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Home Loan Servicing Solutions, Ltd.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	April 30, 2015	/s/ John P. Van Vlack
John P. Van Vlack,
Chief Executive Officer